UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 1, 2026 (May 28, 2026)
Date of Report (date of earliest event reported)
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Charlotte’s Web Holdings, Inc.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56364 (Commission File Number)	98-1508633 (I.R.S. Employer Identification Number)
700 Tech Court Louisville, Colorado 80027
(Address of principal executive offices and zip code)
(720) 617-7303
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 28, 2026 (the “Effective Date”), the board of directors of Charlotte’s Web Holdings, Inc. (the “Company”), appoint James Jeffery Raborn to the Company’s board of directors, until his successor shall have been duly elected and qualified or until his earlier resignation or removal. Mr. Raborn’s term will expire concurrently with the 2027 annual general meeting of the shareholders. Mr. Raborn was appointed as one of the designees to the board of directors by British American Tobacco ("BAT"), pursuant to the Investor Rights Agreement amendment between the Company and BT DE Investments Inc., a wholly-owned subsidiary of BAT, dated November 14, 2022, as amended and rested pursuant to the Amended and Restated Investor Rights Agreement, dated May 28, 2026. Mr. Raborn is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Mr. Raborn has served since March of 2018 as the Executive Vice President of Law & External Affairs and General Counsel of Reynolds American, Inc., an American tobacco company that is a subsidiary of BAT. Mr. Raborn joined Reynolds American, Inc in 2004 and before assuming his current role, Mr. Raborn was Senior Vice President, Litigation and Regulatory, and Deputy General Counsel within the RAI Group. Mr. Raborn also previously served as the chairman of the Reynolds American Foundation.

Prior to joining Reynolds, Mr. Raborn practiced law in New Orleans and Baton Rouge and represented clients including Ford, Hyundai, Toyota, Kia, Black & Decker, Exxon, and Shell in product and premises liability cases. He also represented several companies including Exxon, Texaco, Shell, and Chevron before the Louisiana Public Service Commission. Mr. Raborn earned a bachelor’s degree in history and a juris doctorate degree from Louisiana State University.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual general and special meeting of shareholders of the Company held virtually on May 28, 2026, the Company’s shareholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2026, and on SEDAR+ on April 16, 2026. The total number of votes cast at the annual general and special meeting was 96,513,512, representing 60.1% of the total number of votes attached to the outstanding voting shares of the Company.

Proposal No. 1: To set the number of directors of the Company at six.

The shareholders ratified the setting of the number of directors of the Company at six (6) directors.

Votes For	Votes Against	Abstain
95,340,748	1,172,764	0

Proposal No. 2: To elect directors for the forthcoming year.

The shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed:

Name of Director Nominee	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Matthew McCarthy	49,512,385	0	2,034,163	44,966,964
Angela McElwee	37,597,387	0	13,949,161	44,966,964
William Morachnick	47,775,558	0	3,770,990	44,966,964
Jared Stanley	46,776,458	0	4,770,090	44,966,964
Maureen Usifer	49,462,870	0	2,083,678	44,966,964
M. Borgia Walker	47,934,484	0	3,612,064	44,966,964

Proposal No. 3: To appoint PKF O’Connor Davies LLP as auditors for the ensuing fiscal year ending December 31, 2026 and the authorization of the board of directors to fix the remuneration to be paid to the auditors.

The shareholders ratified the appointment of PKF O’Connor Davies LLP as the Company’s auditors for the ensuing fiscal year ending December 31, 2026 and the authorization of the board of directors to fix the remuneration of the auditors.

Votes For	Votes Against	Abstain
90,245,431	0	6,268,081

Proposal No. 4: To approve the ordinary resolution (the "Transaction Resolution") authorizing and approving the amendment (the "Amendment") of the Company's C$75,341,080 principal amount convertible debenture held by BT DE Investments Inc. (“BAT”), a wholly owned subsidiary of British American Tobacco p.l.c., issued on November 14, 2022 (the “Convertible Debenture”) and the issuance of common shares of the Company ("Common Shares") that may be required to be issued to BAT upon: (i) the conversion (the “Conversion”) of the Convertible Debenture; and (ii) the concurrent equity investment in the Company by BAT (the “Investment”, and together with the Amendment and the Conversion, the “Transaction”), where such Transaction would, (x) “materially affect control” (as such term is defined in the Toronto Stock Exchange Company Manual) of the Company through the creation of a new “Control Person” (as such term is defined in the Securities Act (British Columbia)); and (y) result in the issuance of greater than 25% of the number of Common Shares issued and outstanding prior to the closing of the Transaction.

The shareholders approved the Transaction Resolution authorizing and approving the Amendment of the Convertible Debenture and the issuance of Common Shares that may be required to be issued to BAT upon: (i) the Conversion of the Convertible Debenture; and (ii) the concurrent Investment in the Company by BAT, where such Transaction would, (x) “materially affect control” (as such term is defined in the Toronto Stock Exchange Company Manual) of the Company through the creation of a new “Control Person” (as such term is defined in the Securities Act (British Columbia)); and (y) result in the issuance of greater than 25% of the number of Common Shares issued and outstanding prior to the closing of the Transaction

Votes For	Votes Against	Abstain	Broker Non-Votes
48,498,268	3,048,280	0	44,966,964

Item 8.01 Other Matters.

On May 28, 2026, the Company issued a press release announcing the voting results of its annual general and special meeting held on May 28, 2026. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Also on May 28, 2026, the Company issued a press release announcing the closing of the Transaction with BAT. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.2.

Exhibit No.	Description

99.1	Press Release dated May 28, 2026 announcing the Voting Results of the Annual and General Special Meeting.
99.2	Press Release dated May 28, 2026 relating to the closing of the Transaction with BT DE Investments Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of June, 2026.

CHARLOTTE’S WEB HOLDINGS, INC.

By:	/s/ Mindy Garrison
Name:	Mindy Garrison
Title:	Chief Commercial Officer and Corporate Secretary
Date: June 1, 2026